LEONETTI & ASSOCIATES, INC.
PRIVATE FINANCIAL ADVISORS






The Leonetti Balanced Fund












Prospectus
October 28, 2003





  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.


                           THE LEONETTI BALANCED FUND

                  a series of Professionally Managed Portfolios




               The Leonetti Balanced Fund is a no-load mutual fund
          that seeks total return through a combination of income and capital growth, consistent with preservation of capital.


  The Fund's investment advisor is Leonetti & Associates, Inc. (the "Advisor")




                 The date of this Prospectus is October 28, 2003



                                Table of Contents

AN OVERVIEW OF THE FUND........................................................3
UNDERSTANDING PERFORMANCE INFORMATION..........................................4
PERFORMANCE....................................................................4
FEES AND EXPENSES..............................................................6
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.......................7
PRINCIPAL RISKS OF INVESTING IN THE FUND......................................10
INVESTMENT ADVISOR............................................................10
SHAREHOLDER INFORMATION.......................................................11
PRICING OF FUND SHARES........................................................17
DIVIDENDS AND DISTRIBUTIONS...................................................17
TAX CONSEQUENCES..............................................................18
FINANCIAL HIGHLIGHTS..........................................................18
PRIVACY NOTICE.................................................Inside Back Cover

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AN OVERVIEW OF THE FUND
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What is the Fund's  The Fund seeks total return  through a combination of income
investment          and capital growth, consistent with preservation of capital.
objective?

What are the        The Fund invests in a combination of equity and high-quality
Fund's principal    fixed-income  securities.  Although the percentage of assets
investment          allocated  between  equity and  fixed-income  securities  is
strategies?         flexible,  under  normal  market  conditions,   the  Advisor
                    expects that between 25% and 75% of the Fund's assets will be invested in either equity securities or fixed-income securities. Because the Fund seeks to produce the maximum total return, a significant portion of the Fund's assets has historically been allocated to common stocks. In selecting equity securities for the Fund, the Advisor emphasizes three types of investments:

                    o Growth stocks that exhibit a rising trend in earnings and revenue
                    o    Out-of-favor blue chip stocks
                    o    Small   companies  with  rapidly  rising  revenues  and
                         earnings

                    In selecting fixed-income securities, the Advisor seeks a reliable and constant stream of income for the Fund, while preserving its capital.

What are the        There  is the  risk  that  you  could  lose  money  on  your principal risks of  investment in the Fund. The following risks could affect the
investing in the    value of your investment:
Fund?
                    o    The stock market goes down
                    o    Interest  rates  rise  which can result in a decline in
                         both the equity and fixed-income markets
                    o    Growth stocks fall out of favor with the stock market
                    o    Stocks in the Fund's  portfolio may not increase  their
                         earnings at the rate anticipated
                    o    Securities  of  small  and  medium-size  capitalization
                         companies involve greater risk than investing in larger-capitalization companies
                    o    Securities   of   undervalued   companies   may  remain
                         undervalued during a given period

Who may want to
invest in the Fund? The Fund may be appropriate for investors who:

                    o    Are pursuing a long-term goal such as retirement
                    o Are seeking total return from both capital gains and income
                    o Are willing to accept a moderate degree of market volatility

                    The Fund may not be appropriate for investors who:

                    o    Are pursuing a short-term goal
                    o    Are seeking a steady level of income

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UNDERSTANDING PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     Total Return. Describes how much an investment in the Fund has changed in value over any given time frame. It reflects any net increase or decrease in the Fund share price and assumes all dividends and capital gains (if any) paid during the time frame were reinvested in additional Fund shares. Total return performance results include the effect of compounding.

     Average Annual Total Return. Gives an understanding of an investment's annual contribution to your portfolio, provided it was held for the entire time frame. It smoothes out all differences in annual performance results to describe the year-by-year return that would have produced the investment's actual cumulative total return. It is a hypothetical figure and should not be confused with actual yearly results.

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PERFORMANCE
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     The  following  performance  information  indicates  some of the  risks  of investing in the Fund. The bar chart illustrates how the Fund's total return has varied from year to year. The table illustrates the Fund's average annual total return over time compared with broad-based market indices. The Fund also compares its performance to a "blended" index and an index that measures the performance of funds that have a similar investment objective as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns*

1996:     6.38%
1997:    20.85%
1998:    27.52%
1999:    26.02%
2000:    -9.04%
2001:    -9.02%
2002:   -10.46%

* The Fund's year-to-date return as of the most recent calendar quarter ended 9/30/03 was 5.67%.

     During the period shown in the bar chart, the Fund's highest quarterly return was 21.36% for the quarter ended December 31, 1998 and the lowest quarterly return was -11.52% for the quarter ended December 31, 2000.

Average Annual Total Returns as of December 31, 2002
                                                                 Since Inception
                                              1 Year   5 Years       (8/1/95)
                                              ------   -------       --------
The Leonetti Balanced Fund
    Return Before Taxes                      -10.46%     3.55%        6.81%
    Return After Taxes on Distributions (1)  -10.87%     2.47%        5.70%
    Return After Taxes on Distributions
       and Sale of Fund Shares (1),(2)        -6.42%     2.74%        5.42%
Wilshire 5000 Equity Index/
    Salomon Brothers Investment Grade
    Bond Index/90-day U.S. Government
    Treasury Bill(3)                         -11.11%     2.24%        7.53%
Lipper Balanced Fund Index(4)                -10.70%     2.10%        6.78%

-------------------
(1) After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(2) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
(3) These figures represent a blend of the performance of the Wilshire 5000 Equity Index (65%), the Salomon Brothers Investment Grade Bond Index (25%) and the 90-day U.S. Government Treasury Bill (10%). They reflect no deduction for fees, expenses, or taxes. The indices are unmanaged and returns include reinvested dividends.
(4) The Lipper Balanced Fund Index measures the performance of those mutual funds that Lipper, Inc. has classified as "balanced," although some funds comprising the index may have somewhat different policies or objectives. Balanced funds maintain a portfolio of both stocks and bonds. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.

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FEES AND EXPENSES
--------------------------------------------------------------------------------

     The Fund is no load. There are no fees or charges to purchase or sell Fund shares. In addition, there are no 12b-1 fees.

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
     Maximum sales charge (load) imposed on purchases..................   None
     Maximum deferred sales charge (load) ..............................  None

Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets)
     Management Fees.................................................... 1.00%
     Other Expenses..................................................... 0.94%
                                                                         -----
     Total Annual Fund Operating Expenses .............................. 1.94%
                                                                         =====

Example

     This Example is intended to help you compare the costs of investing in shares of the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:


One Year ..........................................$  197
Three Years .......................................$  609
Five Years ....................................... $1,047
Ten Years .........................................$2,264


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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund's investment objective is to seek total return through a combination of income and capital growth, consistent with preservation of capital.

     The Advisor has the flexibility to select among different types of investments for growth and income and to alter the composition of the Fund's portfolio as economic and market trends change. Under normal market conditions, the Fund expects that between 25% and 75% of the Fund's assets will be invested in either equity securities or fixed-income securities. The Fund will primarily invest in equity securities of domestic companies of any size. Equity securities generally include common and preferred stock, but may include warrants, shares of exchange traded funds and other securities that meet the Fund's investment objective.

     In selecting equity investments for the Fund the Advisor emphasizes the following types of investments. The Advisor seeks growth stocks that have shown a rising trend in earnings and revenues over a period of years. Companies with low or declining debt levels, rising gross profit margins, expanding product lines and significant stock ownership by management are also viewed by the Advisor as attractive. Many of such companies may be components of the Standard & Poor's 500 Index. The Advisor does not limit its investment selections to companies within this Index and will invest in any company that the Advisor believes has similar characteristics.

     In evaluating out-of-favor companies, the Advisor's fundamental focus is on a company's business. The Advisor looks for companies that have experienced problems due to debt, management, excess expenses or cyclical forces, but are still leaders in their industries. This group of companies includes, but is not limited to, the largest corporations. It is the Advisor's opinion that such companies frequently undergo restructuring, management changes, debt reduction and other corporate events that can have a positive effect on the prices of such stocks, while still providing a cash flow through regular dividend payments.

     The small and medium-size companies selected for the Fund's portfolio will typically have experienced rapidly rising revenues and earnings. The Advisor looks for, among other things, companies that have little or no debt, a following in the investment community, an expanding product line or products that involve a change or improvement in their industry, and control or significant involvement by company founders in day-to-day management.

     The Fund will typically sell a stock when the Advisor determines that the fundamental reason that the stock was purchased no longer exists. Securities may also be sold when the Advisor believes a stock has reached its appreciation potential, or when a company's fundamentals and corresponding stock price have deteriorated.

     Fixed-income securities held by the Fund are expected to include U.S. Treasury and agency obligations and investment grade corporate debt securities. Investment grade debt securities are generally considered to be those rated BBB or better by Standard & Poor's Ratings Group ("S&P"), Duff & Phelp Credit Rating Co. ("Duff") or Fitch Investors Service, Inc. ("Fitch"), or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of equal quality. Securities rated BBB by S&P, Duff and Fitch or Baa by Moody's, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. It is expected that at least 25% of the Fund's assets will be invested in fixed-income securities.

     In selecting fixed-income securities, the Advisor uses a combined approach of technical and fundamental analysis. The Advisor focuses on the anticipated direction of interest rates and the yield curve. Corporate bond analysis encompasses the same research approach that is used in purchasing common stocks for the Fund.

     Fixed-income securities will ordinarily be sold if the Advisor believes that the interest rate environment is changing, to adjust the length of maturities and to maintain a desired level of allocation to the entire portfolio.

Temporary Investments

     Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and short-term debt securities and money market instruments in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

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PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

     The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return have previously been summarized under "An Overview of the Fund." These risks are discussed in more detail below.

     Management Risk. Management risk means that your investment in the Fund varies with the success or failure of the Advisor's investment strategies and the Advisor's research, analysis and selection of portfolio securities. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

     Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry and sector of the economy or the market as a whole.

     Small and Medium Company Risk. Investing in securities of small and medium companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies. Smaller companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

     Fixed-Income Securities Risk. The Fund invests in fixed-income securities. The market value of fixed-income securities is sensitive to prevailing interest rates. In general, when interest rates rise, the fixed-income security's value declines and when interest rates decline, its market value rises. Normally, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness affect the market value of fixed-income securities of that issuer.

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INVESTMENT ADVISOR
--------------------------------------------------------------------------------

     Leonetti & Associates, Inc. is the investment advisor to the Fund. The Advisor's address is 1130 Lake Cook Road, Suite 300, Buffalo Grove, IL 60089. The Advisor, which manages assets of approximately $300 million, was established in 1982 and provides investment advisory services to individuals and institutional investors. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended June 30, 2003, the Advisor received advisory fees of 1.00% of the Fund's average daily net assets.

Portfolio Managers

     Craig T. Johnson, Portfolio Manager, is responsible for the day-to-day management of the Fund. He received his Bachelor's Degree in Business from Drake University. Craig has been with the Advisor since 1983.

     J. Matt Varner, Assistant Portfolio Manager and Head Trader works directly with Craig T. Johnson. He is responsible for the management of some of the Fund's assets. Matt received his Bachelor's Degree in Accounting from Illinois State University and his MBA from the University of Chicago. He also successfully completed the CPA examination. Matt has been with the Advisor since 1996.

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SHAREHOLDER INFORMATION
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How to Buy Shares

     You may open a Fund account with $100 and add to your account at any time with $25 or more. After you have opened a Fund account, you also may make automatic subsequent monthly investments with $25 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Fund.

     The USA PATRIOT ACT requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

     You may purchase shares of the Fund by check, wire, or phone. All purchases by check must be in U.S. dollars. The Fund does not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund does not accept third party checks, U.S. treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled. A charge may be imposed if your check does not clear. The Fund does not issue share certificates and its shares are not registered for sale outside the United States. The Fund reserves the right to reject any purchase in whole or in part.

By Check

     If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail it with a check (made payable to "The Leonetti Balanced Fund") to:

         The Leonetti Balanced Fund
         c/o U.S. Bancorp Fund Services, LLC
         P.O. Box 701
         Milwaukee, WI 53201-0701

     If you wish to send your Account Application and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:

         The Leonetti Balanced Fund
         c/o U.S. Bancorp Fund Services, LLC
         615 East Michigan Street, 3rd Floor
         Milwaukee, WI 53202

         Note: The Fund does not consider the U.S. Postal Services or other independent delivery service to be its agent.

     If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "The Leonetti Balanced Fund" in the envelope provided with your statement or to the address noted above. Your account number should be written on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Wire

     If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application, which is included with this Prospectus. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your Account has been established, you may instruct your bank to send the wire. Your bank must include the name of The Leonetti Balanced Fund, your account number and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire in your name to:


     U.S. Bank, N.A.
     777 E. Wisconsin Ave.
     Milwaukee, WI 53202
     ABA Routing Number 075000022
     For credit to U.S. Bancorp Fund Services, LLC
     DDA #112-952-137
     For further credit to The Leonetti Balanced Fund
     [shareholder name and account number]


     If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent at (800) 537-3585. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

By Telephone

     You may purchase shares of the Fund by telephone on any day the NYSE is open for business. Telephone orders will only be accepted via electronic funds transfer from the Automated Clearing House (ACH). You must have banking information established on your account prior to making the purchase. If you did not complete the Bank Information section of your application, a signature guaranteed letter of instruction is required to add this option. Please call the Fund's Transfer Agent at (800) 537-3585 for more information.

Purchasing Shares Through Other Institutions

     You may buy or sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Automatic Investment Plan

     For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking or savings account each month an amount that you wish to invest, which must be at least $25. You may elect to have your automatic investments made on the 5th, 10th, 15th, 20th, 25th, and the last day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing or by calling (800) 537-3585 sufficiently in advance of the next withdrawal. If you liquidate your account, your Automatic Investment Plan will be discontinued.

Retirement Plans

     You may invest in the Fund by establishing a tax-sheltered individual retirement account ("IRA"). The Fund offers Traditional, Roth, SIMPLE and SEP IRAs. You may obtain information about opening an IRA account by calling the Transfer Agent at (800) 537-3585. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your investment representative.

How to Sell Shares

     You may sell (redeem) all or a portion of your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your investment representative.

     You may redeem your shares by simply sending a written request to Transfer Agent. Please include your account number and state whether you want all or a portion of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

         The Leonetti Fund
         c/o U.S. Bancorp Fund Services, LLC
         P.O. Box 701
         Milwaukee, WI 53201-0701

     To protect the Fund and their shareholders, a signature guarantee is required to redeem shares in the following situations: (i) if you change ownership on your account; (ii) when you want the redemption proceeds sent to a different address than that registered on the account; (iii) if the proceeds are to be made payable to someone other than the account's owner(s); (iv) any redemption transmitted by federal wire transfer to a bank other than your bank of record, and (v) if a change of address request has been received by the Transfer Agent within the last 30 days. In addition, signature guarantees are required for all redemptions of $25,000 or more from any shareholder account except for those shareholders with telephone redemption privileges. Finally, please note that effective January 1, 2003, you must obtain a signature guarantee from a participant in the "Securities Transfer Association Medallion Program." Signature(s) on redemption requests must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

By Telephone

     If you completed the Telephone Transactions portion of the Account Application, you may redeem your shares in any amount by telephone by calling the Transfer Agent at (800) 537-3585 between the hours of 8:00 a.m. and 8:00 p.m., Eastern Time, on any day the NYSE is open for trading. Orders received prior to 4:00 p.m., Eastern Time, will be effected on that day. Redemption proceeds will be processed on the next business day and mailed to the address of record. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds. Redemptions made within 30 days of an address change must be done in writing and require a signature guarantee.

     When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. A check for the proceeds will be mailed to the address of record or transferred to the bank account you designated on your Account Application. If you choose to decline the Telephone Redemption Privileges on your Account Application you will need a signature guaranteed letter of instruction to add this option in the future.

     Before executing an instruction received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (800) 537-3585 for instructions.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your redemption request. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

     The Fund may redeem the shares in your account if the value of your account falls below $100 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified in writing that the value of your account is less than $100 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $100 before the Fund takes any action.

     The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Program

     As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in the minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Fund. You may elect to have your systematic withdrawals made on the 5th, 10th, 15th, 20th, 25th, and the last day of the month. If these dates fall on a weekend or holiday, the withdrawal will be made on the previous business day. You may also elect to terminate your participation in this Program at any time by writing to the Fund, or by calling (800) 537-3585.

     A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

--------------------------------------------------------------------------------
PRICING OF FUND SHARES
--------------------------------------------------------------------------------

     The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

     The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund typically distributes any undistributed net investment income on or about December 31st of each year. Any net capital gains realized through the period ended October 31st of each year will also be distributed by December 31st of each year.

     All distributions will be reinvested in shares of the Fund unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, you may call the Transfer Agent at (800) 537-3585 or by writing to the Fund at P.O. Box 701, Milwaukee, WI 53201-0701.

--------------------------------------------------------------------------------
TAX CONSEQUENCES
--------------------------------------------------------------------------------


     The Fund intends to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Dividends are taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains. A portion of the ordinary income dividends paid to you by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

     Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

     If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

     By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

     Because everyone's tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table illustrates the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" illustrates how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, independent auditors, for the fiscal year ending June 30, 2003, and by other auditors for previous years. Tait, Weller & Baker's report and the Fund's financial statements are included in the Annual Report, which is available upon request.

For a capital share outstanding throughout each year

                                                        Year Ended June 30,
                                           --------------------------------------------------
                                              2003      2002      2001      2000     1999
---------------------------------------------------------------------------------------------
Net asset value, beginning of year           $13.25    $14.27    $17.78    $16.34    $14.02
                                             ------    ------    ------    ------    ------

Income from investment operations:
   Net investment income                       0.09      0.12      0.13      0.07      0.05
   Net realized and unrealized gain (loss)
     on investments                           (0.71)    (0.89)    (2.25)     1.86      3.18
                                             ------    ------    ------    ------    ------

Total from investment operations              (0.62)    (0.77)    (2.12)     1.93      3.23
                                             ------    ------    ------    ------    ------

Less distributions:
   From net investment income                 (0.14)    (0.12)    (0.06)    (0.05)    (0.05)
   From net realized gain                     --        (0.13)    (1.33)    (0.44)    (0.86)
                                             ------    ------    ------    ------    ------

Total distributions                           (0.14)    (0.25)    (1.39)    (0.49)    (0.91)
                                             ------    ------    ------    ------    ------

Net asset value, end of year                 $12.49    $13.25    $14.27    $17.78    $16.34
                                             ======    ======   =======    ======    ======

Total return                                  (4.61)%   (5.36)%  (12.48)%   11.81%    24.28%

Ratios/supplemental data:
Net assets, end of year (millions)           $22.1     $25.5     $28.0     $30.4     $24.1
Ratio of expenses to average net assets      1.94%     1.86%     1.69%     1.61%     1.77%
Ratio of net investment income to average
   net assets                                0.66%     0.87%     0.79%     0.43%     0.35%

Portfolio turnover rate                     70.34%    80.69%   115.03%    88.76%    81.16%




                               Investment Advisor
                           LEONETTI & ASSOCIATES, INC.
                         1130 Lake Cook Road, Suite 300
                          Buffalo Grove, Illinois 60089
                              www.leonettiassoc.com

                                   Distributor
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202


                                    Custodian
                                 U.S. BANK, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                 Transfer Agent
                         U.S. BANCORP FUND SERVICES, LLC
                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701
                                 (800) 537-3585

                              Independent Auditors
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite, 2400
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                      San Francisco, California 94105-3441

--------------------------------------------------------------------------------
                                 PRIVACY NOTICE
--------------------------------------------------------------------------------

The Fund may collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;
o    Information you give us orally; and
o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.


--------------------------------------------------------------------------------
                           THE LEONETTI BALANCED FUND
                  a series of Professionally Managed Portfolios


For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                           The Leonetti Balanced Fund
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

                                 (800) 537-3585

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.


--------------------------------------------------------------------------------

                               (The Trust's SEC Investment Company Act file number is 811-05037)




                       STATEMENT OF ADDITIONAL INFORMATION
                                October 28, 2003


                           THE LEONETTI BALANCED FUND

                                   a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                         1130 Lake Cook Road, Suite 300
                             Buffalo Grove, IL 60089
                                 (847) 520-0999
                                 (800) 537-3585



     This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the prospectus dated October 28, 2003, as may be revised, of The Leonetti Balanced Fund (the "Fund") a series of the Professionally Managed Portfolios (the "Trust"). Leonetti & Associates, Inc. (the "Advisor") is the investment advisor to the Fund. Copies of the Fund's Prospectus are available by calling either of the above numbers.

     The Fund's financial statements for the fiscal year ended June 30, 2003, are incorporated herein by reference to the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by calling or writing the Fund as shown above.

                                TABLE OF CONTENTS

THE TRUST......................................................................2
INVESTMENT OBJECTIVE AND POLICIES..............................................2
INVESTMENT RESTRICTIONS........................................................9
DISTRIBUTIONS AND TAX INFORMATION.............................................11
TRUSTEES AND EXECUTIVE OFFICERS...............................................14
THE FUND'S INVESTMENT ADVISOR.................................................18
SERVICE PROVIDERS.............................................................20
THE FUND'S DISTRIBUTOR........................................................21
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................21
PORTFOLIO TURNOVER............................................................23
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................23
DETERMINATION OF SHARE PRICE..................................................26
PERFORMANCE INFORMATION.......................................................28
PROXY VOTING POLICY...........................................................31
GENERAL INFORMATION...........................................................32
FINANCIAL STATEMENTS..........................................................33
APPENDIX A....................................................................34
APPENDIX B....................................................................36



                                    THE TRUST

     The Trust is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Fund.

     The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee, or may be accessed via the world wide web at http://www.sec.gov.


                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund is a mutual fund with the investment objective of seeking total return through a combination of income and capital growth, consistent with preservation of capital.

     The Fund is diversified (see fundamental investment restriction 7 for the Fund under "Investment Restrictions"). Under applicable federal laws, the diversification of the Fund's holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund's total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

     The  following   discussion   supplements  the  discussion  of  the  Fund's
investment objectives and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

     Equity Securities. The Fund will invest in equity securities consistent with the Fund's investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Please see "Preferred Stock" below. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see "Convertible Securities and Warrants" below.

     To the extent the Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

     Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

     Convertible Securities and Warrants. The Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     Repurchase Agreements. The Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

     Illiquid Securities. The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees (hereinafter referred to as the "Board" or "Trustees"), to ensure compliance with the Fund's investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

     When-Issued Securities. The Fund is authorized to purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

     Investment Company Securities. The Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investment in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders would also bear its pro rata portions of each other investment company's advisory and operational expenses.

     The Fund may also invest in Exchange-Traded Funds ("ETFs"). ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. The Fund's investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of its total outstanding securities during any period of less than 30 days.

     There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because ETFs are typically granted licenses by agreement to use the indexes as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount.

     Corporate Debt Securities. The Fund may invest in investment-grade corporate debt securities. Investment-grade securities are generally considered to be those rated BBB or better by Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co. ("Duff") or Fitch Investors Service, Inc. ("Fitch") or Baa or better by Moody's Investor's Service, Inc. ("Moody's") or, if unrated, deemed to be of comparable quality by the Advisor. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments in securities with these ratings than is the case with higher-grade bonds.

     Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security's rating is reduced while it held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.

Short-Term Investments

     The Fund may invest in any of the following securities and instruments:

     U. S. Government Securities. U.S. Government securities in which the Fund may invest include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Banks, Government National Mortgage Association, International Bank for Reconstruction and Development and Student Loan Marketing Association.

     All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against United States in the event that the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that may be purchased by the Fund are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates," both of which represent pools of mortgages that are assembled, with interests sold in the pool. Payments of principal (including prepayments) and interest by individual mortgagors are "passed through" to the holders of interests in the pool; thus each payment to holders may contain varying amounts of principal and interest. Prepayments of the mortgages underlying these securities may result in the Fund's inability to reinvest the principal at comparable yields. Mortgage-backed securities also include "collateralized mortgage obligations," which are similar to conventional bonds in that they have fixed maturities and interest rates and are secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-through is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

     Collateralized mortgage obligations ("CMO's") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMO's may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMO's are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. Other mortgage-related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

     Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to buying certificates of deposit and bankers' acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2"or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix B.


                             INVESTMENT RESTRICTIONS

     The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act.

         The Fund may not:

     1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or
(c) to the extent the entry into a repurchase agreement is deemed to be a loan.

     2. (a) Borrow money, except from banks for temporary or emergency purposes. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

        (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

     3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     4. Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

     5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

     6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any permitted borrowings, mortgages or pledges.

     7. Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation.

     8. Invest in any issuer for purposes of exercising control or management.

     The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

     1. Invest in securities of other investment companies except as permitted under the Investment Company Act of 1940.

     2. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity (other than securities that meet the requirements of Securities Act Rule 144A which the Trustees have determined to be liquid based on applicable trading markets).

     3. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.


                        DISTRIBUTIONS AND TAX INFORMATION

Distributions

     Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund typically distributes any undistributed net investment income on or about December 31st of each year. Any net capital gains realized through the period ended October 31st of each year will also be distributed by December 31st of each year.

     Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

     Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31st of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31st during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

     Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

     Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policies, it is expected that dividends from domestic corporations may be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

     Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31st. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

     Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

     Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

     The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

     This discussion and the related discussion in the Prospectus have been prepared by the Fund's management, and counsel to the Fund has expressed no opinion in respect thereof.


                         TRUSTEES AND EXECUTIVE OFFICERS

     The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.


---------------------- --------- ------------ ------------------------------ --------------- ---------------
                                                                               Number of
                                                                               Portfolios
                       Position    Term of                                     in Fund
                         with    Office and                                     Complex          Other
   Name, Address         the      Length of   Principal Occupation During     Overseen by    Directorships
      and Age           Trust    Time Served  Past Five Years                   Trustees          Held
---------------------- --------- ------------ ------------------------------ --------------- ---------------
                                    Independent Trustees of the Trust
---------------------- --------- ------------ ------------------------------ --------------- ---------------
Dorothy A. Berry*      Chairman  Indefinite   President, Talon Industries,         1         None.
  (born 1943)          and       Term since   Inc. (administrative,
2020 E. Financial Way  Trustee   May 1991.    management and business
Suite 100                                     consulting); formerly Chief
Glendora, CA 91741                            Operating Officer,
                                              Integrated Asset Management
                                              (investment advisor and
                                              manager) and formerly
                                              President, Value Line, Inc.
                                              (investment advisory and
                                              financial publishing firm).
---------------------- --------- ------------ ------------------------------ --------------- ---------------
Wallace L. Cook*       Trustee   Indefinite   Retired.  Formerly Senior            1         None.
  (born 1939)                    Term since   Vice President, Rockefeller
2020 E. Financial Way            May 1991.    Trust Co.; Financial
Suite 100                                     Counselor, Rockefeller & Co.
Glendora, CA 91741
---------------------- --------- ------------ ------------------------------ --------------- ---------------
Carl A. Froebel*       Trustee   Indefinite   Private Investor.  Formerly          1         None.
  (born 1938)                    Term since   Managing Director, Premier
2020 E. Financial Way            May 1991.    Solutions, Ltd.  Formerly
Suite 100                                     President and Founder,
Glendora, CA 91741                            National Investor Data
                                              Services, Inc. (investment
                                              related computer software).
---------------------- --------- ------------ ------------------------------ --------------- ---------------
Rowley W.P. Redington* Trustee   Indefinite   President; Intertech                 1         None.
  (born 1944)                    Term since   Computer Service Corp.
2020 E. Financial Way            May 1991.    (computer services and
Suite 100                                     consulting); formerly Vice
Glendora, CA 91741                            President, PRS of New
                                              Jersey, Inc. (management
                                              consulting), and Chief
                                              Executive Officer, Rowley
                                              Associates (consultants).
---------------------- --------- ------------ ------------------------------ --------------- ---------------
                                    Interested Trustee of the Trust
---------------------- --------- ------------ ------------------------------ --------------- ---------------
Steven J. Paggioli**   Trustee   Indefinite   Consultant, U.S. Bancorp             1         Trustee,
  (born 1950)                    Term since   Fund Services, LLC since                       Managers
2020 E. Financial Way            May 1991.    July 2001; formerly,                           Funds.
Suite 100                                     Executive Vice President,
Glendora, CA 91741                            Investment Company
                                              Administration, LLC
                                              ("ICA")(mutual fund
                                              administrator and
                                              the Fund's former
                                              administrator).
---------------------------------------------------------------------------------------------------------------
                                    Officers of the Trust
---------------------- --------- ------------ ------------------------------ --------------- ------------------
Robert M. Slotky       President Indefinite   Vice President, U.S. Bancorp         1         Not
  (born 1947)                    Term since   Fund Services, LLC since                       Applicable.
2020 E. Financial Way            August 2002. July 2001; formerly, Senior
Suite 100                                     Vice President, ICA (May
Glendora, CA 91741                            1997-July 2001).

---------------------- --------- ------------ ------------------------------ --------------- ---------------
Eric W. Falkeis        Treasurer Indefinite   Vice President, U.S. Bancorp         1         Not
  (born 1973)                    Term since   Fund Services, LLC since                       Applicable.
615 East Michigan St.            August 2002. 1997; Chief Financial
Milwaukee, WI 53202                           Officer, Quasar
                                              Distributors, LLC since 2000.
---------------------- --------- ------------ ------------------------------ --------------- ---------------
Chad E. Fickett        Secretary Indefinite   Assistant Vice President,            1         Not
  (born 1973)                    Term since   U.S. Bancorp Fund Services,                    Applicable
615 East Michigan St.            August 2002. LLC since July 2000.
Milwaukee, WI 53202
---------------------- --------- ------------ ------------------------------ --------------- ---------------

* Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act.
** Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his prior relationship with Quasar Distributors, LLC, the Fund's principal underwriter.

Compensation

     Set forth below is the rate of compensation received by the Trustees. Each Disinterested Trustee receives an annual retainer of $10,000 and a fee of $2,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board receives an additional annual retainer of $5,000. Disinterested Trustees are also reimbursed for expenses in connection with each Board meeting attended. These amounts are allocated among each of the various portfolios comprising the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.


                                             Pension or                 Total
                                             Retirement   Estimated Compensation
                                 Aggregate    Benefits     Annual       from
                               Compensation   Accrued      Benefits    Trust(2)
                                   From      as Part of     Upon       Paid to
Name of Person/Position        the Trust(1) Fund Expenses Retirement  Trustees
------------------------------ ------------ ------------- ---------- -----------
Dorothy A. Berry, Trustee        $26,000         None        None     $26,000
Wallace L. Cook, Trustee         $21,000         None        None     $21,000
Carl A. Froebel, Trustee         $21,000         None        None     $21,000
Rowley W.P. Redington, Trustee   $21,000         None        None     $21,000
------------------------------ ------------ ------------- ---------- -----------
(1)  For the fiscal year ended June 30, 2003.
(2) There are currently numerous portfolios comprising the Trust. For the fiscal year ended June 30, 2003, trustees fees and expenses in the amount of $7,294 was allocated to the Fund


Trust Committees

     The Trust has two standing committees: The Audit Committee and the Valuation Committee.

     The Audit Committee is comprised of all of the Disinterested Trustees. It does not include any Interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The Audit Committee met once with respect to the Fund during the Fund's last fiscal year. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matter bearing on the audit or the Fund's financial statements and to ensure the integrity of the Fund's pricing and financial reporting.

     The Trust's Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the
Administrator's staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee did not meet during the Fund's last fiscal year with respect to the Fund.

Control Persons, Principal Shareholders, and Management Ownership

     A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

     As of September 30, 2003, no Independent Trustee of the Trust beneficially owned shares of the Fund and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, as of December 31, 2002, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party. As of September 30, 2003, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Principal Holders of the Fund
-------------------------------------------------------------------

Name and Address           % Ownership     Type of Ownership
-------------------------------------------------------------------
Frank Valerio                13.81%           Beneficial*
6910 Concord Lane
Niles, IL  60648

Charles Schwab & Co., Inc.   10.33%              Record
101 Montgomery Street
San Francisco, CA 94104
-------------------------------------------------------------------
* Mr. Valerio is the beneficial owner of shares of the Fund through various accounts.


                          THE FUND'S INVESTMENT ADVISOR

     As stated in the Prospectus, investment advisory services are provided to the Fund by Leonetti & Associates, Inc., 1130 Lake Cook Road, Suite 300, Buffalo Grove, IL 60089 (the "Advisor"), pursuant to an Investment Advisory Agreement. The Advisor is controlled by Mr. Michael Leonetti. Under the Investment Advisory Agreement, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The use of the name "Leonetti" by the Fund is pursuant to a license granted by the Advisor, and in the event the Investment Advisory Agreement with the Fund is terminated, the Advisor has reserved the right to require the Fund to remove any references to the name "Leonetti."

     In reviewing the Advisory Agreement on behalf of the Fund at a meeting of the Board on June 2, 2003, the Board, including Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to the Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of overall Fund expenses; (d) the reasonableness of the potential profitability of each Advisory Agreement to the Advisor; and (e) the nature of the Fund's investments. Specifically in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonably and genuinely consistent in relation to the relevant peer groups for the Fund. The Board also noted that the Advisor's brokerage were reasonably efficient.

     The Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such Agreement may be terminated at any time, without penalty, by either party to the Agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

     During the Fund's fiscal years ended June 30, 2003, 2002 and 2001, the Advisor received fees of $219,192, $266,234 and $301,768, respectively, under the Investment Advisory Agreement.

                                SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the "Administrator") provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. The Administrator also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements. The Administrator and Custodian are affiliated entities under the common control of U.S. Bancorp.

     During  the  fiscal  years  ended  June  30,  2003,   2002  and  2001,  the
Administrator received fees of $43,838, $53,247 and $60,397, respectively, from the Fund.

Custodian

     U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian for the securities and cash of the Fund. Under the Custodian Agreement, U.S. Bank, National Association holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

Independent Auditors and Legal Counsel

     Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, are the independent auditors for the Fund whose services include auditing the Fund's financial statements and the performance of related tax services.

     Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 is counsel to the Fund and provides counsel on legal matters relating to the Fund.

                             THE FUND'S DISTRIBUTOR

     Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Distributor"), serves as distributor for the Fund. Pursuant to a distribution agreement between the Fund and the Distributor, the Distributor provides certain administration services and promotes and arranges for the sale of Fund shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     The Distribution Agreement between the Fund and the Distributor continues in effect from year to year if approved at least annually by (i) the Board or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

     Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

     In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker- dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the NASD.

     While it is the Fund's general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

     Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Advisor.
Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

     The Fund does not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The Fund does not use the Distributor to execute their portfolio transactions.

     During the fiscal year ended June 30, 2003, the Fund paid brokerage commissions of $27,686. Of such amount, all was paid to firms for research, statistical or other services provided to the Advisor. During the fiscal years ended June 30, 2002 and 2001, the Fund paid brokerage commissions of $31,734 and $41,865, respectively, none of which was paid to firms for research, statistical or other services provided to the Advisor.

                               PORTFOLIO TURNOVER

     Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions." For the fiscal years ended June 30, 2003, 2002 and 2001, the Fund had a portfolio turnover rate of 70.34%, 80.69% and 115.03%, respectively.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

     You may purchase shares of the Fund from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Fund's daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value.

     The public offering price of Fund shares is the net asset value. The Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Fund's Prospectus. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"). If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE to receive that day's public offering price. Orders are in proper form only after funds are converted to U.S. funds.

     If you are considering redeeming, exchanging or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem or exchange by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares unless you request them.

     The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

How to Sell Shares

     You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative. The Fund will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.

     Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request with complete information and meeting all the requirements discussed in the Fund's Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or
(c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

Selling shares directly to the Fund

     Send a signed letter of instruction to the Transfer Agent. The price you will receive is the next net asset value calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in the Fund's Prospectus. In order to receive that day's net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

Selling shares through your investment representative

     Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

     If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

     Signature guarantees may be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings institution. A notary public cannot provide a signature guarantee.

Delivery of proceeds

     The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules, as stated above under "How to Sell Shares."

Telephone redemptions

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing, exchanging or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the shareholder's latest Account Application or as otherwise properly specified to the Fund in writing.

     The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

     During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-Kind

     The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

                          DETERMINATION OF SHARE PRICE

     As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of Fund shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the NYSE closes at a different time or the Board decides it is necessary.

     Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

     Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

     The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share. An example of how the Fund calculated its net asset value per share as of June 30, 2003 is as follows:

                     Net Assets
           --------------------------------  =  Net Asset Value Per Share
                 Shares Outstanding

                    $22,065,446
           --------------------------------  =  $12.49
                     1,766,821

                         PERFORMANCE INFORMATION

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

     The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper, Inc. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

Average Annual Total Return

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:
                                    n
                              P(1+T)  = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The average annual total return computed at the public offering price (net asset value) for the Fund for the fiscal year ended June 30, 2003 was as follows:

                     One Year                                        -4.61%
                     Five Year                                        1.88%
                     Since Inception (August 1, 1995)                 6.92%

Average Annual Total Return (after Taxes on Distributions)

     The Fund's quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:
                                      n
                              P(1 + T)  = ATVD

where "P" equals a hypothetical initial payments of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATVD" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption.

     Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Fund for the fiscal year ended June 30, 2003 was as follows:

               One Year                                        -5.05%
               Five Year                                        0.82%
               Since Inception (August 1, 1995)                 5.88%

Average Annual Total Return (after Taxes on Distributions and Redemptions)

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:
                                      n
                              P(1 + T)  = ATVDR

where "P" equals a hypothetical initial payments of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATVDR" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption.

     Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The  average  annual  total  return  (after  taxes  on  distributions   and
redemption) computed at the public offering price (net asset value) for the Fund for the fiscal year ended June 30, 2003 was as follows:

               One Year                                        -3.05%
               Five Year                                        1.22%
               Since Inception (August 1, 1995)                 5.61%

     Performance data for the Fund quoted in advertising and promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare their performance with, among others, data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings or other data, such as comparative asset, expense and fee levels, published on Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money magazine, Forbes, Business Week, Financial World and Barron's.

                          ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                               PROXY VOTING POLICY

     The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Fund that delegate the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

     The Advisor has adopted Proxy Voting Policies and Procedures that underscore the Advisor's concern that all proxies voting decisions be made in the best interests of the Fund's shareholders. The Advisor considers each proxy proposal individually and makes decisions on a case-by-case basis. At all times, however, the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

     Certain of the Advisor's proxy guidelines are summarized below:

          o    The Advisor opposes proposals to adopt cumulative voting rights.

          o The Advisor votes for the election of auditors proposed by management.

     Where a proxy proposal raises a material conflict between the Advisor's interests and the Fund's interests, the Advisor will resolve the conflict as follows:

          o To the extent that the Advisor has little or no discretion to deviate from its guidelines on the proposal in question, Advisor shall vote in accordance with such pre-determined guideline.

          o To the extent the Advisor is making a case-by-case determination under its proxy voting guidelines, the Advisor will disclose the conflict to the Board and obtain the Board's consent to vote or direct the matter to an independent third party, requested in writing by the Board, for a vote determination. If the Board's consent or the independent third party's determination is not received in a timely manner, the Advisor will abstain from voting the proxy.

     The Trust will be required to file new Form N-PX, with the Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX is due no later than August 31, 2004. Once filed, Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (800) 388-8072 or (866) 811-0224, and on the SEC's website at www.sec.gov.

                               GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

     Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

     The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

     The Trust, the Advisor and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and the Distributor to invest in securities that may be purchased or held by the Fund.

                              FINANCIAL STATEMENTS

     The Fund's annual report to shareholders for their fiscal year ended June 30, 2003 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.


                                   APPENDIX A
                             CORPORATE BOND RATINGS*

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group

     AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

* Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.



                                   APPENDIX B
                            COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

     Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Ratings Group

     A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".